Exhibit 23.2

                       Consent of Braverman & Company, P.C.
                    Independent Certified Public Accountants



     We hereby consent to the incorporation by reference in this Registration Statement "as amended" on Form S-8 of our report, dated January 10, 2003, which appears in the Annual Report on Form 10-KSB of Make Your Move, Inc. as of September 30, 2002 and for each of the two years then ended .



                                                       Braverman & Company, P.C.
                                                       Prescott, Arizona
                                                       October 21, 2003